UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2014 through June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Specialty Funds

June 30, 2014 (Unaudited)

Security Capital U.S. Core Real Estate Securities Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 31, 2014 (Unaudited)

Dear Shareholder:

While the U.S. and the global economic recoveries continued to strengthen, financial markets in the U.S. withstood brief disruptions and posted robust returns for the six months ended June 30, 2014. Throughout the period, major central banks maintained closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 6.68%. In response to improving economic conditions domestically, the U.S. Federal Reserve (the “Fed”) began scaling back its monthly asset purchases under its Quantitative Easing (“QE”) program. The Fed proceeded to taper off in increments of $10 billion and by the end of June, the central bank’s monthly purchases of U.S. Treasuries and mortgage backed assets had shrunk to $45 billion from $85 billion.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Though the Fed’s actions signaled a strengthening domestic economy, the winter months brought severe weather across much of the U.S. that curbed consumer spending to a larger extent than was known at the time. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed and U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7%.

After a brief pause in early 2014, U.S. equity markets hit record highs and marched steadily higher in the following months, notching 22 record-high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a six-month return of 7.14% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S.

Aggregate Index returned 3.93% for the six months ended June 30, 2014.

In Europe, by the start of the 2014, Ireland had become the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 4.78% for the six months ended June 30, 2014.

From Turbulence to Turnaround

Prior to the start of the reporting period, emerging markets experienced a sell-off in the wake of the Fed’s initial decision to taper its QE program. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 6.14% for the six months ended June 30, 2014.

The past six months witnessed periodic sell-offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

Returns for the common equity of U.S. real estate investment trusts (“REITs”) surged in the first half of 2014, in the context of easing long-term interest rates, healthy underlying operating fundamentals and highly accommodating debt and equity markets after materially lagging behind both private real estate and broader equity market benchmarks in 2013. For the year-to-date, the Wilshire U.S. Real Estate Securities Index posted a gain of 17.92%, compared with a 7.14% return for the Standard & Poor’s 500 Index.

Easing long-term interest rate trends were also evident in the strong returns generated by REIT senior fixed income securities during the period, particularly the perpetual preferred securities with their extended duration profile. Year-to-date, the Wells Fargo Hybrid and Preferred Securities REIT Index posted a gain of 15.04%, and the Barclays REIT Bond Index generated a gain of 5.67%.

As we move past mid-year, investor angst regarding rising interest rates, a concern that so characterized market dialogue coming into the year, has faded and REIT stocks have surged more than 17%. This is now becoming a familiar pattern. Since early last year, when the U.S. Federal Reserve (the “Fed”) hinted at impending easing/withdrawal and with the 10-year Treasury then below 2%, we’ve seen REIT common equity valuations swing up or down more than 10% on six different occasions all corresponding to directional shifts in long term interest rates. The issue at hand is not so much the direction of interest rates but, importantly, the extent to which increasing rates will be corrosive to real estate valuations and investor returns. On this question, real estate investors and generalist stock investors appear to be seeing the world differently and this tension is leading to some significant quarter-to-quarter price volatility.

While dedicated real estate investors are keenly focused on interest rates, the continued advance of underlying asset values suggests that private real estate markets as a whole have largely shrugged off interest rate gyrations. Real estate investors appear focused to a greater extent on a host of factors that have not changed and together characterize a highly favorable fundamental and financial positioning for continued cash flow growth and stable valuations. These include low borrowing spreads, accommodating debt markets, low levels of new construction and stable-to-improving rent/occupancy levels. In this context, U.S. and global institutional demand for U.S. real estate investments is very strong, pricing is stable-to-improving, and there is a suggestion that private capital stands ready to take advantage of public market overreactions where they occur.

The behavior of generalist stock investors, large/small cap stock funds, hedge funds, and closed end funds suggest a different view. Many of these investors embrace a dividend orientation to investing in REIT common equity and within their portfolios REITs are aligned with a group of income-oriented investments, which become significantly less appealing as rates rise and vice versa.

We expect this tension, and the resulting quarter-to-quarter price volatility, to continue as the highly diverse universe of REIT investors responds to shifting signals and interpretations of Fed actions and intent among a myriad of other factors. After significant pricing gains in the first and second quarters, we characterize current REIT equity valuation’s as full-to-fair in contrast to our more favorable stance coming into the year and we would counsel investors to be cautious. At the end of the day, real estate stocks are not a homogenous group, and we believe investors can expect to see a dispersed pattern of performance moving forward, with absolute winners and losers under a broad range of economic scenarios.

2	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2014

Security Capital U.S. Core Real Estate Securities Fund

FUND COMMENTARY

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	13.60%
Wilshire U.S. Real Estate Securities Index	17.92%
Barclays REIT Bond Index	5.68%
Security Capital U.S. Core Real Estate Securities Composite Benchmark	13.86%

Net Assets as of 6/30/2014 (In Thousands)	$84,197

INVESTMENT OBJECTIVE**

The Security Capital U.S. Core Real Estate Securities Fund (the “Fund”) seeks to deliver a U.S. core real estate, risk-adjusted total return over the long term by investing primarily in real estate securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) generated strong absolute returns for the period, outperforming the Barclays REIT Bond Index, yet underperforming the all common equity Wilshire U.S. Real Estate Securities Index (“WILRESI”) and modestly underperforming the Security Capital U.S. Core Real Estate Securities Composite Benchmark year-to-date. The Fund invests in equity and fixed income securities and, therefore, its performance is compared to multiple benchmarks, including broad-based equity and fixed income benchmarks as well as a blended composite benchmark.

The majority of the return of the Fund for the reporting period was sourced from its common equity holdings, which represented 56% of the portfolio year-to-date. Among the Fund’s common stock holdings, sectors that contributed to performance relative to the WILRESI included office, apartments, and regional malls, while the hotel, industrial and self-storage sectors detracted from relative performance.

Among the fixed income investments, the Fund’s bond investments underperformed the Barclays REIT Bond Index for the reporting period, due to the Fund’s continued positioning of its debt holdings with a more defensive shorter-maturity stance, compared with the Barclays REIT Bond Index’s average duration of 7.0 years as of June 30. The Fund’s targeted preferred equity investments garnered a positive absolute return for the reporting period, yet modestly underperformed the Wells Fargo Hybrid and Preferred Securities REIT Index year-to-date.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up process to inform both security selection and security type (common equity, preferred equity or debt). They relied on proprietary cash flow models, extensive field work and internal real estate market research to target what they believed to be attractive long-term investment opportunities, emphasizing quality real estate portfolios, flexible balance sheets and transparent business models.

JUNE 30, 2014	J.P. MORGAN SPECIALTY FUNDS	3

Security Capital U.S. Core Real Estate Securities Fund

FUND COMMENTARY

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Simon Property Group, Inc.	5.4%
2.	Prologis, Inc.	3.1
3.	Public Storage	3.0
4.	AvalonBay Communities, Inc.	2.6
5.	Equity Residential	2.4
6.	Health Care REIT, Inc., 5.875%, 05/15/15	2.3
7.	Vornado Realty Trust	2.3
8.	HCP, Inc.	2.2
9.	Health Care REIT, Inc.	2.2
10.	Boston Properties, Inc.	1.8

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Common Stocks	53.0%
Preferred Stocks	21.8
Corporate Bonds	10.9
Short-Term Investment	14.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.

GEOGRAPHIC DIVERSIFICATION
	Security Capital U.S. Core Real Estate Securities Fund (a)	NCREIF (b)
East	37.5%	34.4%
Northeast	23.1	20.7
Mideast	14.4	13.7
West	27.5%	35.2%
Pacific	22.7	29.5
Mountain	4.8	5.7
South	19.7%	21.0%
Southeast	12.2	10.0
Southwest	7.5	11.0
Midwest	12.6%	9.4%
East North Central	9.8	7.8
West North Central	2.8	1.6
Non-U.S.	2.7%	0.0%

(a)	Percentages indicated are based on total investments as of June 30, 2014. The Fund’s portfolio composition is subject to change.
(b)	Reflects the industry average of institutions belonging to the National Council of Real Estate Investment Fiduciaries.

4	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2011
Without Sales Charge		13.44%	9.71%	9.70%
With Sales Charge**		7.48	3.96	7.64
CLASS C SHARES	August 31, 2011
Without CDSC		13.16	9.17	9.15
With CDSC***		12.16	8.17	9.15
CLASS R5 SHARES	August 31, 2011	13.62	10.19	10.19
CLASS R6 SHARES	August 31, 2011	13.71	10.23	10.26
SELECT SHARES	August 31, 2011	13.60	10.00	10.00

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/11 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Security Capital U.S. Core Real Estate Securities Fund, the Wilshire US Real Estate Securities Index, Barclays Investment Grade REIT Index, U.S. Core Real Estate Securities Composite Benchmark and the Lipper Real Estate Funds Index from August 31, 2011 to June 30, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices, other than the Lipper Real Estate Funds Index, does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Wilshire US Real Estate Securities Index is an unmanaged, float-adjusted market capitalization-weighted index comprising publicly traded REITs and real estate operating companies, not including special purpose REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate. The Barclays Investment Grade REIT Index publicly includes issued U.S. corporate and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered or 144a securities with registration rights and only includes the portion of the Barclays U.S. Corporate Index deemed to be a Real Estate Investment Trust. The U.S. Core Real Estate Securities Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes 60% Wilshire US Real Estate Securities Index, 10% Wells Fargo Hybrid and Preferred Securities REIT Index and 30% Barclays Investment Grade REIT Index. The Lipper Real Estate Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	J.P. MORGAN SPECIALTY FUNDS	5

Security Capital U.S. Core Real Estate Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 53.9%
	Diversified — 4.0%
79	Duke Realty Corp.	1,438
18	Vornado Realty Trust	1,954

		3,392

	Health Care — 6.6%
45	HCP, Inc.	1,872
30	Health Care REIT, Inc.	1,860
19	Senior Housing Properties Trust	460
21	Ventas, Inc.	1,357

		5,549

	Hotels — 4.5%
64	Host Hotels & Resorts, Inc.	1,400
9	Hyatt Hotels Corp., Class A (a)	564
12	LaSalle Hotel Properties	420
25	RLJ Lodging Trust	720
45	Sunstone Hotel Investors, Inc.	669

		3,773

	Industrial — 3.7%
7	EastGroup Properties, Inc.	472
64	Prologis, Inc.	2,613

		3,085

	Multifamily — 9.5%
40	Apartment Investment & Management Co., Class A	1,306
16	AvalonBay Communities, Inc.	2,252
13	Equity Lifestyle Properties, Inc.	574
32	Equity Residential	2,041
4	Essex Property Trust, Inc.	742
36	UDR, Inc.	1,038

		7,953

	Office — 7.1%
16	Alexandria Real Estate Equities, Inc.	1,248
49	BioMed Realty Trust, Inc.	1,062
13	Boston Properties, Inc.	1,574
44	Brandywine Realty Trust	679
14	Douglas Emmett, Inc.	389
6	Kilroy Realty Corp.	373
6	SL Green Realty Corp.	691

		6,016

	Regional Malls — 9.4%
11	CBL & Associates Properties, Inc.	201
35	General Growth Properties, Inc.	819
21	Macerich Co. (The)	1,385

SHARES	SECURITY DESCRIPTION	VALUE($)

	Regional Malls — continued
28	Simon Property Group, Inc.	4,615
12	Taubman Centers, Inc.	887

		7,907

	Shopping Centers — 4.9%
13	Brixmor Property Group, Inc.	309
53	DDR Corp.	926
6	Federal Realty Investment Trust	689
50	Kimco Realty Corp.	1,140
9	Regency Centers Corp.	487
15	Retail Opportunity Investments Corp.	239
11	Weingarten Realty Investors	355

		4,145

	Storage — 4.2%
38	CubeSmart	702
4	Extra Space Storage, Inc.	230
15	Public Storage	2,600

		3,532

	Total Common Stocks (Cost $38,913)	45,352

PRINCIPAL AMOUNT($)
Corporate Bonds — 11.0%
	Health Care — 6.3%
	HCP, Inc.,
361	5.625%, 05/01/17	403
900	6.000%, 03/01/15	932
250	6.300%, 09/15/16	278
	Health Care REIT, Inc.,
175	3.625%, 03/15/16	183
1,888	5.875%, 05/15/15	1,973
458	6.200%, 06/01/16	503
350	Healthcare Realty Trust, Inc., 6.500%, 01/17/17	393
580	Senior Housing Properties Trust, 4.300%, 01/15/16	601

		5,266

	Industrial — 0.2%
	ProLogis LP,
78	4.500%, 08/15/17	84
60	6.625%, 05/15/18	70

		154

	Multifamily — 0.2%
183	ERP Operating LP, 5.750%, 06/15/17	207

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Office — 2.9%
355	BioMed Realty LP, 3.850%, 04/15/16	372
275	Brandywine Operating Partnership LP, 5.700%, 05/01/17	303
100	CommonWealth REIT, 6.250%, 08/15/16	106
900	Kilroy Realty LP, 5.000%, 11/03/15	950
700	Reckson Operating Partnership LP, 6.000%, 03/31/16	753

		2,484

	Shopping Centers — 1.4%
200	DDR Corp., 7.500%, 04/01/17	231
	Equity One, Inc.,
70	6.000%, 09/15/16	77
250	6.000%, 09/15/17	279
156	6.250%, 01/15/17	173
95	Kimco Realty Corp., 5.700%, 05/01/17	106
274	Regency Centers LP, 5.875%, 06/15/17	308

		1,174

	Total Corporate Bonds (Cost $9,150)	9,285

SHARES
Preferred Stocks ($25 par value) — 22.2%
	Apartments — 0.4%
12	Campus Crest Communities, Inc., Series A, 8.000%, 02/09/17 @	305

	Diversified — 2.0%
3	Duke Realty Corp., Series L, 6.600%, 07/31/14 @	64
6	PS Business Parks, Inc., Series S, 6.450%, 01/18/17 @	162
2	PS Business Parks, Inc., Series T, 6.000%, 05/14/17 @	52
11	Retail Properties of America, Inc., Series A, 7.000%, 12/20/17 @	283
40	Vornado Realty LP, 7.875%, 10/01/39	1,008
2	Vornado Realty Trust, Series G, 6.625%, 07/31/14 @	61
2	Vornado Realty Trust, Series K, 5.700%, 07/18/17 @	42

		1,672

	Health Care — 0.1%
5	Health Care REIT, Inc., Series J, 6.500%, 03/07/17 @	114

	Hotels — 2.9%
27	Ashford Hospitality Trust, Inc., Series D, 8.450%, 08/01/14 @	677

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hotels — continued
31	Strategic Hotels & Resorts, Inc., Series B, 8.250%, 07/31/14 @	770
38	Sunstone Hotel Investors, Inc., Series D, 8.000%, 04/06/16 @	997

		2,444

	Industrial — 0.9%
16	STAG Industrial, Inc., Series A, 9.000%, 11/02/16 @	444
6	STAG Industrial, Inc., Series B, 6.625%, 04/16/18 @	155
7	Terreno Realty Corp., Series A, 7.750%, 07/19/17 @	180

		779

	Multifamily — 1.2%
39	Apartment Investment & Management Co., 6.875%, 05/16/19 @	999
2	Equity Lifestyle Properties, Inc., Series C, 6.750%, 09/07/17 @	58

		1,057

	Office — 3.5%
2	Alexandria Real Estate Equities, Inc., Series E, 6.450%, 03/15/17 @	42
17	American Realty Capital Properties, Inc., Series F, 6.700%, 01/03/19 @	398
10	Brandywine Realty Trust, Series E, 6.900%, 04/11/17 @	251
11	CommonWealth REIT, 7.500%, 11/15/19	228
50	Corporate Office Properties Trust, Series L, 7.375%, 06/27/17 @	1,277
20	Hudson Pacific Properties, Inc., Series B, 8.375%, 12/10/15 @	528
2	Kilroy Realty Corp., Series G, 6.875%, 03/27/17 @	61
5	SL Green Realty Corp., Series I, 6.500%, 08/10/17 @	126

		2,911

	Regional Malls — 8.0%
50	CBL & Associates Properties, Inc., Series D, 7.375%, 07/31/14 @	1,268
10	CBL & Associates Properties, Inc., Series E, 6.625%, 10/05/17 @	247
59	General Growth Properties, Inc., Series A, 6.375%, 02/13/18 @	1,429
8	Glimcher Realty Trust, 6.875%, 03/27/18 @	200
26	Glimcher Realty Trust, Series G, 8.125%, 07/31/14 @	663

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SPECIALTY FUNDS	7

Security Capital U.S. Core Real Estate Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — continued
	Regional Malls — continued
23	Glimcher Realty Trust, Series H, 7.500%, 08/10/17 @	598
32	Taubman Centers, Inc., Series J, 6.500%, 08/14/17 @	794
63	Taubman Centers, Inc., Series K, 6.250%, 03/15/18 @	1,512

		6,711

	Shopping Centers — 2.7%
16	DDR Corp., Series J, 6.500%, 08/01/17 @	409
3	DDR Corp., Series K, 6.250%, 04/09/18 @	61
17	Inland Real Estate Corp., Series A, 8.125%, 10/06/16 @	455
14	Kite Realty Group Trust, Series A, 8.250%, 12/07/15 @	368
14	Regency Centers Corp., Series 6, 6.625%, 02/16/17 @	355
13	Urstadt Biddle Properties, Inc., Series F, 7.125%, 10/24/17 @	321
12	Weingarten Realty Investors, Series F, 6.500%, 07/31/14 @	302

		2,271

	Storage — 0.5%
16	CubeSmart, Series A, 7.750%, 11/02/16 @	417

	Total Preferred Stocks (Cost $18,215)	18,681

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 14.5%
	Investment Company — 14.5%
12,190	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $12,190)	12,190

	Total Investments — 101.6% (Cost $78,468)	85,508
	Liabilities in Excess of Other Assets — (1.6)%	(1,311)

	NET ASSETS — 100.0%	$84,197

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

REIT	— Real Estate Investment Trust
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2014.
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of June 30, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2014	J.P. MORGAN SPECIALTY FUNDS	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (Unaudited)

(Amounts in thousands, except per share amounts)

	U.S. Core Real Estate Securities Fund
ASSETS:
Investments in non-affiliates, at value	$73,318
Investments in affiliates, at value	12,190

Total investment securities, at value	85,508
Receivables:
Investment securities sold	121
Fund shares sold	33
Interest and dividends from non-affiliates	421
Dividends from affiliates	—	(a)

Total Assets	86,083

LIABILITIES:
Payables:
Distributions	34
Investment securities purchased	1,671
Fund shares redeemed	56
Accrued liabilities:
Investment advisory fees	27
Shareholder servicing fees	13
Distribution fees	1
Custodian and accounting fees	24
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	60

Total Liabilities	1,886

Net Assets	$84,197

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2014

U.S. Core Real Estate Securities Fund
NET ASSETS:
Paid-in-Capital	$77,006
Accumulated undistributed (distributions in excess of) net investment income	(15)
Accumulated net realized gains (losses)	166
Net unrealized appreciation (depreciation)	7,040

Total Net Assets	$84,197

Net Assets:
Class A	$5,647
Class C	255
Class R5	66
Class R6	21,294
Select	56,935

Total	$84,197

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	320
Class C	15
Class R5	4
Class R6	1,204
Select	3,224

Net Asset Value (a):
Class A — Redemption price per share	$17.63
Class C — Offering price per share (b)	17.63
Class R5 — Offering and redemption price per share	17.67
Class R6 — Offering and redemption price per share	17.68
Select — Offering and redemption price per share	17.66
Class A maximum sales charge	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$18.61

Cost of investments in non-affiliates	$66,278
Cost of investments in affiliates	12,190

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SPECIALTY FUNDS	11

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

(Amounts in thousands)

	U.S. Core Real Estate Securities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$92
Dividend income from non-affiliates	1,053
Dividend income from affiliates	—	(a)

Total investment income	1,145

EXPENSES:
Investment advisory fees	222
Administration fees	31
Distribution fees:
Class A	6
Class C	—	(a)
Shareholder servicing fees:
Class A	6
Class C	—	(a)
Class R5	—	(a)
Select	63
Custodian and accounting fees	20
Professional fees	33
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Printing and mailing costs	7
Registration and filing fees	42
Transfer agent fees	10
Other	4

Total expenses	444

Less amounts waived	(31)
Less expense reimbursements	(92)

Net expenses	321

Net investment income (loss)	824

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	1,084
Change in net unrealized appreciation/depreciation of investments in non-affiliates	7,323

Net realized/unrealized gains (losses)	8,407

Change in net assets resulting from operations	$9,231

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Core Real Estate Securities Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
CAPITAL TRANSACTIONS:
Net investment income (loss)	$824	$1,116
Net realized gain (loss)	1,084	734
Change in net unrealized appreciation/depreciation	7,323	(2,160)

Change in net assets resulting from operations	9,231	(310)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(53)	(73)
From net realized gains	—	(114)
Return of capital	—	(4)
Class C
From net investment income	(1)	(1)
From net realized gains	—	(2)
Return of capital	—	— (a)
Class R5
From net investment income	(1)	(2)
From net realized gains	—	(1)
Return of capital	—	— (a)
Class R6
From net investment income	(247)	(124)
From net realized gains	—	(196)
Return of capital	—	(5)
Select
From net investment income	(606)	(900)
From net realized gains	—	(1,187)
Return of capital	—	(44)

Total distributions to shareholders	(908)	(2,653)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	19,488	13,941

NET ASSETS:
Change in net assets	27,811	10,978
Beginning of period	56,386	45,408

End of period	$84,197	$56,386

Accumulated undistributed (distributions in excess of) net investment income	$(15)	$69

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SPECIALTY FUNDS	13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Core Real Estate Securities Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,141	$488
Distributions reinvested	53	191
Cost of shares redeemed	(346)	(96)

Change in net assets resulting from Class A capital transactions	$848	$583

Class C
Proceeds from shares issued	$224	$33
Distributions reinvested	1	3
Cost of shares redeemed	(70)	— (a)

Change in net assets resulting from Class C capital transactions	$155	$36

Class R5
Distributions reinvested	$1	$3

Change in net assets resulting from Class R5 capital transactions	$1	$3

Class R6
Proceeds from shares issued	$12,207	$9,609
Distributions reinvested	247	325
Cost of shares redeemed	(846)	(1,702)

Change in net assets resulting from Class R6 capital transactions	$11,608	$8,232

Select
Proceeds from shares issued	$7,350	$11,609
Distributions reinvested	559	2,005
Cost of shares redeemed	(1,033)	(8,527)

Change in net assets resulting from Select capital transactions	$6,876	$5,087

Total change in net assets resulting from capital transactions	$19,488	$13,941

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2014

	U.S. Core Real Estate Securities Fund
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
SHARE TRANSACTIONS:
Class A
Issued	66	30
Reinvested	3	12
Redeemed	(21)	(6)

Change in Class A Shares	48	36

Class C
Issued	14	2
Reinvested	— (a)	— (a)
Redeemed	(4)	— (a)

Change in Class C Shares	10	2

Class R5
Reinvested	— (a)	1

Change in Class R5 Shares	— (a)	1

Class R6
Issued	755	564
Reinvested	15	20
Redeemed	(51)	(102)

Change in Class R6 Shares	719	482

Select
Issued	433	679
Reinvested	32	125
Redeemed	(61)	(510)

Change in Select Shares	404	294

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SPECIALTY FUNDS	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Return of capital	Total distributions
U.S. Core Real Estate Securities Fund
Class A
Six Months Ended June 30, 2014 (Unaudited)	$15.70	$0.16	(f)	$1.95	$2.11		$(0.18)	$—	$—	$(0.18)
Year Ended December 31, 2013	16.36	0.29	(f)	(0.21)	0.08		(0.28)	(0.44)	(0.02)	(0.74)
Year Ended December 31, 2012	14.98	0.34	(f)	1.62	1.96		(0.29)	(0.29)	—	(0.58)
August 31, 2011 (g) through December 31, 2011	15.00	0.35	(f)	(0.23)	0.12		(0.10)	— (h)	(0.04)	(0.14)

Class C
Six Months Ended June 30, 2014 (Unaudited)	15.70	0.14	(f)	1.92	2.06		(0.13)	—	—	(0.13)
Year Ended December 31, 2013	16.37	0.22	(f)	(0.22)	—	(h)	(0.21)	(0.44)	(0.02)	(0.67)
Year Ended December 31, 2012	15.00	0.25	(f)	1.62	1.87		(0.21)	(0.29)	—	(0.50)
August 31, 2011 (g) through December 31, 2011	15.00	0.11	(f)	(0.01)	0.10		(0.06)	— (h)	(0.04)	(0.10)

Class R5
Six Months Ended June 30, 2014 (Unaudited)	15.73	0.19	(f)	1.96	2.15		(0.21)	—	—	(0.21)
Year Ended December 31, 2013	16.39	0.37	(f)	(0.22)	0.15		(0.35)	(0.44)	(0.02)	(0.81)
Year Ended December 31, 2012	15.00	0.41	(f)	1.62	2.03		(0.35)	(0.29)	—	(0.64)
August 31, 2011 (g) through December 31, 2011	15.00	0.16	(f)	(0.02)	0.14		(0.10)	— (h)	(0.04)	(0.14)

Class R6
Six Months Ended June 30, 2014 (Unaudited)	15.74	0.21	(f)	1.94	2.15		(0.21)	—	—	(0.21)
Year Ended December 31, 2013	16.39	0.43	(f)	(0.26)	0.17		(0.36)	(0.44)	(0.02)	(0.82)
Year Ended December 31, 2012	15.00	0.42	(f)	1.62	2.04		(0.36)	(0.29)	—	(0.65)
August 31, 2011 (g) through December 31, 2011	15.00	0.16	(f)	(0.02)	0.14		(0.10)	— (h)	(0.04)	(0.14)

Select
Six Months Ended June 30, 2014 (Unaudited)	15.72	0.18	(f)	1.95	2.13		(0.19)	—	—	(0.19)
Year Ended December 31, 2013	16.38	0.33	(f)	(0.21)	0.12		(0.32)	(0.44)	(0.02)	(0.78)
Year Ended December 31, 2012	15.00	0.41	(f)	1.59	2.00		(0.33)	(0.29)	—	(0.62)
August 31, 2011 (g) through December 31, 2011	15.00	0.19	(f)	(0.05)	0.14		(0.10)	— (h)	(0.04)	(0.14)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2011.
(j)	Net investment income (loss) ratios for Class A and Select Class are disproportionate due to the timing of shareholder capital transactions and when the Fund earned income over the period.
(k)	Ratios are disproportionate among classes due to the size of net assets and fixed expense.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$17.63	13.44%	$5,647	1.17%		1.94%		1.50%		43%
15.70	0.46	4,270	1.17		1.75		1.56		106
16.36	13.14	3,867	1.17		2.11		2.33		74
14.98	0.83	2,548	1.18	(i)	7.03	(i)(j)	5.74	(i)(k)	8

17.63	13.16	255	1.66		1.70		1.99		43
15.70	(0.04)	88	1.67		1.30		2.05		106
16.37	12.53	57	1.67		1.56		2.90		74
15.00	0.69	50	1.68	(i)	2.29	(i)	11.12	(i)(k)	8

17.67	13.69	66	0.72		2.31		1.05		43
15.73	0.87	58	0.72		2.18		1.11		106
16.39	13.65	57	0.72		2.52		1.94		74
15.00	1.01	50	0.73	(i)	3.24	(i)	10.27	(i)(k)	8

17.68	13.71	21,294	0.67		2.44		1.00		43
15.74	0.98	7,630	0.67		2.60		1.04		106
16.39	13.70	57	0.67		2.57		1.89		74
15.00	1.02	51	0.68	(i)	3.29	(i)	10.22	(i)(k)	8

17.66	13.60	56,935	0.92		2.17		1.25		43
15.72	0.69	44,340	0.92		1.98		1.31		106
16.38	13.42	41,370	0.92		2.53		1.91		74
15.00	0.97	7,249	0.93	(i)	3.82	(i)(j)	9.39	(i)(k)	8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	J.P. MORGAN SPECIALTY FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Fund	Classes Offered	Diversified/Non-Diversified
Security Capital U.S. Core Real Estate Securities Fund	Class A, Class C, Class R5, Class R6 and Select Class	Non-Diversified

The investment objective of the Fund is to seek a risk-adjusted total return over the long term by investing primarily in real estate securities.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc., (“JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

18	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2014

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$45,352	$—	$—	$45,352
Preferred Stocks	18,681	—	—	18,681
Corporate Bonds	—	9,285	—	9,285
Short-Term Investment
Investment Company	12,190	—	—	12,190

Total Investments in Securities	$76,223	$9,285	$—	$85,508

There were no transfers among any levels during the six months ended June 30, 2014.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

D. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

JUNE 30, 2014	J.P. MORGAN SPECIALTY FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, Security Capital Research & Management Incorporated (the “Adviser”) acts as the investment adviser to the Fund. The Adviser is a direct, wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. The Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual rate of 0.60%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2014, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from the redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended June 30, 2014, the Distributor retained the following amounts (in thousands):

Front-End Sales Charges		CDSC
$—	(a)	$—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Class R6	Select Class
1.18%	1.68%	0.73%	0.68%	0.93%

The expense limitation agreement was in effect for the six months ended June 30, 2014. The contractual expense limitation percentages in the table above are in place until at least April 30, 2015.

20	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2014

For the six months ended June 30, 2014, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers	Contractual Reimbursements
Administration
$31	$85

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2014 was approximately $7,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2014, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended June 30, 2014, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$38,962	$28,550

During the six months ended June 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$78,468	$7,101	$61	$7,040

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12 (d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are

JUNE 30, 2014	J.P. MORGAN SPECIALTY FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2014 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Additionally, the Fund has shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

Because the Fund may invest a substantial portion of their assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

22	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Core Real Estate Securities Fund
Class A
Actual	$1,000.00	$1,134.40	$6.19	1.17%
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class C
Actual	1,000.00	1,131.60	8.77	1.66
Hypothetical	1,000.00	1,016.56	8.30	1.66
Class R5
Actual	1,000.00	1,136.90	3.81	0.72
Hypothetical	1,000.00	1,021.22	3.61	0.72
Class R6
Actual	1,000.00	1,137.10	3.55	0.67
Hypothetical	1,000.00	1,021.47	3.36	0.67
Select
Actual	1,000.00	1,136.00	4.87	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2014	J.P. MORGAN SPECIALTY FUNDS	23

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including the Fund. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	172,130,223
Withheld	1,157,495

Dr. Matthew Goldstein
In Favor	172,109,164
Withheld	1,178,553

Robert J. Higgins
In Favor	158,338,954
Withheld	14,948,763

Frankie D. Hughes
In Favor	172,148,985
Withheld	1,138,733

Peter C. Marshall
In Favor	172,124,473
Withheld	1,163,244

Mary E. Martinez
In Favor	172,132,763
Withheld	1,154,954

Marilyn McCoy
In Favor	172,123,615
Withheld	1,164,102

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	172,132,812
Withheld	1,154,905

William G. Morton, Jr.
In Favor	172,111,749
Withheld	1,175,968

Robert A. Oden, Jr.
In Favor	172,098,600
Withheld	1,189,117

Marian U. Pardo
In Favor	172,162,159
Withheld	1,125,559

Frederick W. Ruebeck
In Favor	172,051,301
Withheld	1,236,416

James J. Schonbachler
In Favor	172,078,691
Withheld	1,209,026

24	J.P. MORGAN SPECIALTY FUNDS	JUNE 30, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	SAN-USRE-614

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semiannual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semiannual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semiannual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semiannual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
September 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
September 4, 2014

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
September 4, 2014